UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2007

WIFIMED HOLDINGS COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-49707	58-2412118

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3320 Keenland Road Marietta, Georgia		30062

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 866-833-9948

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 - Changes in Registrant's Certifying Accountant

On April 30, 2007, WiFiMed Holdings Company, Inc., f/ka Bellacasa Productions, Inc. (the "Company," "we" "us" "our") dismissed Michael F. Cronin, CPA as its principal independent registered public accounting firm.

Concurrent with the decision to dismiss Michael F. Cronin, CPA as our independent auditor, our Board of Directors elected to continue the existing relationship of our new subsidiary WiFiMed, Inc. with Rotenberg & Co., LLP and appointed Rotenberg & Co., LLP as our independent registered public accounting firm.

Our Board of Directors approved the decision to change independent registered accounting firms.  During our two most recent fiscal years ended December 31, 2005 and 2006, and in the subsequent interim period through April 30, 2007, we did not consult with Rotenberg & Co., LLP on any matters described in Item 304 (a)(2)(i) and Item 304 (a)(2)(ii) of Regulation S-B.

During our two most recent fiscal years ended December 31, 2005 and 2006 and through the date of our dismissal of Michael F. Cronin, CPA (April 30, 2007), there were no disagreements with Michael F. Cronin, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Michael F. Cronin, CPA would have caused Michael F. Cronin, CPA to make reference to the disagreements in connection with his reports on our financial statements for such years.

The reports of Michael F. Cronin, CPA on our financial statements for the fiscal years ending December 31, 2005 and December 31, 2006 did contain a statement indicating substantial doubt about our ability to continue as a going concern because of our ongoing losses from operations.  The audit reports of Michael F. Cronin, CPA on our financial statements for the fiscal years ended December 31, 2005 and 2006 contain no other adverse opinion, disclaimer of opinion or modification as to  uncertainty, audit scope  or accounting principles (as described in item 304(a)(1)(ii) of Regulation S-B).

We have provided Michael F. Cronin, CPA the foregoing disclosures and have requested that he furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not he agrees with such disclosures. We have received the requested letter from Michael F. Cronin, CPA wherein he has confirmed his agreement with our disclosures. A copy of the letter from Michael F. Cronin, CPA has been filed as an exhibit to this report.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

16.1	Letter from Michael F. Cronin, CPA dated May 2, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIFMED HOLDINGS COMPANY, INC.
/s/ Jeffrey Alan Simon

By: Jeffrey A. Simon
Chief Executive Officer
Date : May 3, 2007